UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2017

CEB Inc.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	001-34849	52-2056410
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1919 North Lynn Street, Arlington, Virginia	22209
(Address Of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (571) 303-3000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 4, 2017, CEB Inc. (the “Company”), held a special meeting of its stockholders (the “Special Meeting”) to vote on the proposals identified in the definitive proxy statement/prospectus, dated March 7, 2017, which was first mailed to the Company’s stockholders on or about March 7, 2017.

As of the close of business on February 24, 2017, the record date for the Special Meeting, there were 32,055,939 shares of the Company’s common stock issued and outstanding and entitled to vote at the Special Meeting. Stockholders entitled to cast 88.17% of all the votes entitled to be cast at the Special Meeting were present in person or represented by proxy at the Special Meeting. A summary of the voting results for the following proposals, each of which is described in detail in the definitive proxy statement/prospectus, is set forth below:

1. Proposal to adopt the Agreement and Plan of Merger, dated as of January 5, 2017, as it may be amended from time to time (the “Merger Agreement”), by and among the Company, Gartner, Inc. (“Gartner”), a Delaware corporation, and Cobra Acquisition Corp. (“Merger Sub”), a Delaware corporation and a wholly-owned subsidiary of Gartner. (the “Merger Agreement Proposal”). The Merger Agreement provides that Merger Sub will merge with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Gartner (the “Merger”). The Merger Agreement Proposal was approved by a vote of 87.94% of the shares of the Company’s common stock issued and outstanding and entitled to vote at the Special Meeting. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
28,189,597	10,383	64,148	0

2. Proposal to approve, by a non-binding, advisory vote, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger (the “Compensation Proposal”). The Compensation Proposal was approved by a vote of 97.98% of the shares of the Company’s common stock represented in person or by proxy at the Special Meeting. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
27,692,843	477,111	94,174	0

3. Proposal to adjourn the Special Meeting, or any adjournment thereof, to another time or place, if necessary or appropriate, to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to adopt the Merger Agreement (the “Adjournment Proposal”). The Adjournment Proposal was approved by a vote of 92.65% of the shares of the Company’s common stock represented in person or by proxy at the Special Meeting. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
26,186,167	1,985,525	92,436	0

Adjournment of the Special Meeting was not necessary or appropriate because there were sufficient votes at the time of the Special Meeting to adopt the Merger Agreement. No other business properly came before the Special Meeting.

Item 8.01. Other Events

On April 4, 2017, the Company issued a press release announcing the results of the stockholder vote at the Special Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated April 4, 2017.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K (the “Current Report”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. Forward-looking statements may contain words such as “will be,” “will,” “expects,” “expected,” “intends,” “continue,” or similar expressions, and include the assumptions that underlie such statements. These forward-looking statements include statements about future financial and operating results; benefits of the transaction to customers, stockholders and employees; potential synergies and cost savings; the ability of the combined company to drive growth and expand client relationships; the financing of the transaction and other statements regarding the proposed transaction. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including but not limited to:

•	the risk that the businesses will not be integrated successfully;

•	the risk that synergies will not be realized or realized to the extent anticipated;

•	uncertainty as to the market value of the Gartner merger consideration to be paid in the merger;

•	the risk that required governmental approvals of the Merger will not be obtained;

•	the risk that Gartner following this transaction will not realize its financing or operating strategies;

•	litigation in respect of either the Company or the Merger; and

•	disruption from the Merger making it more difficult to maintain certain strategic relationships.

The forward-looking statements contained in the Current Report are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the Securities and Exchange Commission on March 1, 2017 and those discussed in “Risk Factors” in the S-4/A filed by Gartner with the SEC on March 6, 2017 and in the documents which are incorporated by reference therein. The forward-looking statements in this Current Report are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEB Inc.
(Registrant)

Date: April 4, 2017	By:	/s/ Richard S. Lindahl
Richard S. Lindahl
Chief Financial Officer